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                                                                   EXHIBIT 23(a)

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference of our report dated February 5, 1999, with respect to the consolidated financial statements of The BFGoodrich Company included in this Current Report (Form 8-K), in the following Registration Statements and in the related Prospectuses:

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REGISTRATION
   NUMBER                    DESCRIPTION OF REGISTRATION STATEMENT                    FILING DATE
------------                 -------------------------------------                    -----------
33-20421          The B.F.Goodrich Company Key Employees'                          March 1, 1988
                  Stock Option Plan -- Form S-8

2-88940           The B.F.Goodrich Company Retirement Plus                         April 28, 1989
                  Savings Plan -- Post-Effective Amendment
                  No. 2 to Form S-8

33-29351          The Rohr Industries, Inc. 1988 Non-Employee                      June 19, 1989
                  Director Stock Option Plan -- Form S-8

33-49052          The B.F.Goodrich Company Key Employees'                          June 26, 1992
                  Stock Option Plan -- Form S-8

33-59580          The B.F.Goodrich Company Retirement Plus                         March 15, 1993
                  Savings Plan for Wage Employees -- Form S-8

333-03293         The B.F.Goodrich Company Stock Option Plan -- Form S-8           May 8, 1996

333-03343         Common Stock -- Form S-3                                         May 8, 1996

333-19697         The B.F.Goodrich Company Savings                                 January 13, 1997
                  Benefit Restoration Plan -- Form S-8

333-53877         Pretax Savings Plan for the Salaried Employees of                May 29, 1998
                  Rohr, Inc. (Restated 1994) and Rohr, Inc. Savings Plan for
                  Employees Covered by Collective Bargaining Agreements
                  (Restated 1994) -- Form S-8

333-53879         Directors' Deferred Compensation Plan -- Form S-8                May 29, 1998

333-53881         Rohr, Inc. 1982 Stock Option Plan,                               May 29, 1998
                  Rohr, Inc. 1989 Stock Incentive Plan and
                  Rohr, Inc. 1995 Stock Incentive Plan -- Form S-8
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                                            ERNST & YOUNG LLP

Cleveland, Ohio
February 23, 1999